Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
20.	COMMITMENTS AND CONTINGENCIES
Capital commitments
The Company’s capital commitments primarily relate to commitments in connection with the expansion and improvement of its network infrastructure. Total capital commitments contracted but not yet reflected in the financial statements amounted to RMB770,000 (US$111,640) as of December 31, 2022. Almost all of the commitments relating to the network infrastructure are to be fulfilled within one year.
Legal contingencies
The Company is not currently involved in any legal proceedings which could result in material loss contingencies.
Risk assurance contingencies
The Company estimated and accrued for the contingent loss related to the risk assurance liability as disclosed in Note 11.